As filed with the Securities and Exchange Commission on August 7, 2001

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant  /x/
Filed by a party other than the registrant  / /

Check the appropriate box:
/x/  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                  the Commission Only
/ /  Definitive Proxy Statement                   (as permitted by Rule
                                                  14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             SOMERSET EXCHANGE FUND
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
-------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
(5)  Total fee paid:
-------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid:
-------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
(3)  Filing Party:
-------------------------------------------------------------------------------
(4)  Date Filed:

                            SOMERSET EXCHANGE FUND
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                              ------------------



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                October 2, 2001

                              -------------------



TO THE SHAREHOLDERS OF SOMERSET EXCHANGE FUND:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Somerset Exchange Fund (the "Fund") will be held at the offices of Merrill Lynch Investment Managers, L.P. ("MLIM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on October 2, 2001, at 10:00 A.M. for the following purposes:

         (1) To consider and act on a proposal to convert the Fund from a closed-end investment company to an open-end investment company, which proposal would include the following:

             (a) Changing the Fund's subclassification from a closed-end investment company to an open-end investment company; and

             (b) Approving the Fund's Amended and Restated Declaration of Trust to, among other things, reflect the Fund's status as an open-end investment company; and

         (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on August 15, 2001 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

         You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                        By Order of the Board of Trustees



                                        ROBERT E. PUTNEY, III
                                        Secretary



Plainsboro, New Jersey
Dated:  August ___, 2001

PROXY STATEMENT

                               ----------------

                            SOMERSET EXCHANGE FUND
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                               ----------------

                        SPECIAL MEETING OF SHAREHOLDERS
                                October 2, 2001



                                 INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Somerset Exchange Fund, a Delaware business trust (the "Fund"), to be voted at a Special Meeting of Shareholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Investment Managers, L.P. ("MLIM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Tuesday, October 2, 2001 at 10:00 A.M. The approximate mailing date of this Proxy Statement is August __, 2001.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the proposal to convert the Fund from a closed-end investment company to an open-end investment company. By voting "FOR" conversion to open-end status, a Shareholder will also be deemed to be voting "FOR" approval of the Fund's Amended and Restated Declaration of Trust. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

         The Board of Trustees has fixed the close of business on August 15, 2001 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding ___________ shares of beneficial interest ("Common Shares"). [To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Common Shares.]

         The Board of Trustees of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

               ITEM 1. APPROVAL OR DISAPPROVAL OF CONVERSION OF
                 THE FUND FROM A CLOSED-END INVESTMENT COMPANY
                       TO AN OPEN-END INVESTMENT COMPANY

         The following is a proposal to convert the Fund from a closed-end investment company to an open-end investment company. As explained in more detail below, the primary effect of the proposed conversion of the Fund is that Shareholders will be permitted to redeem their Common Shares for an in-kind distribution of portfolio securities or cash or a combination thereof, at the option of the Fund, at any time at the net asset value of such Common Shares next determined after initial receipt of proper notice of redemption. Unlike other open-end investment companies, however, as has been the stated intention of the Fund since its inception, the Fund does not intend to offer any additional Common Shares to the public. Therefore, the open-end structure will only facilitate redemptions of the Fund's Common Shares until the Fund is terminated or liquidated, but not later than its stated termination date of October 2, 2006.

         The Fund's Confidential Private Placement Memorandum dated February 14, 1996, as amended by the Inspection Report and Supplement to Confidential Private Placement Memorandum dated June 24, 1996 (the "PPM") indicated that the Trustees of the Fund intended to submit to Shareholders a proposal that the Fund convert from a closed-end to an open-end investment company (or an interval fund, if at that time redemptions in-kind were permissible) not less than five years after the closing of the offering of the Common Shares in order to provide liquidity to Shareholders. Those matters and certain other proposals related to conversion of the Fund to an open-end investment company are discussed in more detail below.

         If the proposed conversion of the Fund is approved, following the effective date of the conversion to be announced by the Fund, for so long as the Fund remains registered under the Investment Company Act of 1940, as amended (the Investment Company Act"), Shareholders will be permitted to redeem their Common Shares for an in-kind distribution of portfolio securities or cash or a combination thereof, at the option of the Fund, at any time (except in certain circumstances authorized by the Investment Company Act) at the net asset value of such Common Shares next determined after the tender for redemption. The change to a daily redemption schedule may result in certain modifications in management of the Fund, including greater expenses. These expenses could adversely affect the performance of the Fund. The Fund's investment objective and investment policies, however, will remain largely unchanged. In the event that Shareholders do not approve the proposal to convert the Fund to an open-end investment company, the Fund will remain a closed-end investment company, although the Board of Trustees may consider other alternatives available to the Fund.

Background of the Proposal

         Background. The Fund is organized as a Delaware business trust and is registered under the Investment Company Act as a diversified, closed-end, management investment company. The Fund offered its Common Shares to accredited investors in a private placement exempt from registration under the Securities Act of 1933, as amended (the

"Securities Act"), which closed on July 11, 1996. The purpose of the Fund is to enable persons who have a concentration of their assets in highly appreciated publicly traded equity securities to diversify their investment assets without incurring federal capital gains tax liability by contributing such securities to the Fund in exchange for Common Shares. The Fund is classified as a partnership for federal income tax purposes. In this regard, MLIM acts as the Adviser Trustee of the Fund. In such capacity, MLIM maintains the requisite capital account through MLIM's ownership of Common Shares and has certain responsibilities under the Fund's Amended and Restated Declaration of Trust so that the Fund was able to satisfy certain federal income tax requirements for treatment as a partnership that were applicable at the time of the Fund's formation. Under the terms of its Declaration of Trust, the Fund is scheduled to terminate on October 2, 2006.

         Portfolio Investments. The Fund's investments consist primarily of publicly-traded equity securities contributed by the Shareholders. In addition to such securities, the Fund had used borrowings to acquire investment grade preferred stocks (the "Preferred Stock"), in private market transactions. The Fund had also engaged in interest rate swap transactions, the purpose of which was to limit for a period of time the impact of changes in interest rates on the borrowings, although interest rate swaps did not provide any protection for fluctuation in the value of the Preferred Stock. During June and July 2001, the Fund sold the Preferred Stocks held by the Fund, terminated the interest rate swap agreements to which it was a party, sold a small amount of portfolio securities and repaid its loan from Merrill Lynch International Bank Limited.

         Liquidity. Investments in the Fund have been illiquid in that the Common Shares of the Fund are not listed on an exchange or otherwise regularly traded. As noted above, the Fund's PPM indicated that the Trustees intend to submit to Shareholders a proposal that the Fund convert from a closed-end to an open-end investment company (or an interval fund, if at that time redemptions in kind are permissible) not less than five years after the closing of the offering of the Common Shares in order to provide liquidity to Shareholders.

Basis for Initial Closed-End Fund Structure

         The Fund was structured as a closed-end fund so that, during its first five years of operation, it would not be subject to redemption requests relating to "redeemable securities" (as defined in Section 2(a)(32) of the Investment Company Act) of open-end funds. This structure was dictated by provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); under these provisions, if appreciated portfolio securities are sold or distributed within five years after their contribution to the Fund, to anyone other than the contributing Shareholder, the contributing Shareholder (not the Fund or the receiving Shareholder) generally must recognize a taxable gain in the year of the distribution, even though that Shareholder has no control over the selection of his or her security for distribution and does not receive the distribution or any other compensation as a result thereof.(1) The amount of the gain recognized is equal to the excess of the fair market value of the security on the date of contribution over the contributing Shareholder's tax basis in the security or, if less, the excess of the fair market value on the date of distribution over the same basis (the "precontribution gain"). The five-year period of illiquidity built into the Fund's structure was intended to prevent the premature recognition of this precontribution gain.

Basis for Change of Structure in 2001

         Beginning five years after the closing date, the tax consequences of a redemption for the requesting Shareholder differ, depending upon whether the redemption is paid in cash or through the distribution of portfolio securities. A redemption paid in cash would result in the realization of capital gains to the extent that the amount of cash received exceeds the requesting Shareholder's adjusted tax basis. A redemption paid through the in-kind distribution of securities generally does not result in the recognition of capital gains unless and until the distributed securities are sold. To the extent the distributed securities remain unsold at the time of the distributee's death, such securities would be entitled to the basis adjustment to fair-market value provided under current tax law. As described below, however, there is no change in the tax consequences of a sale by the Fund of portfolio securities.

         Accordingly, a redemption paid in cash generated from the sale of portfolio securities (all of which generally have a low tax basis) would have significant tax effects for both the redeeming Shareholder and the remaining Shareholders in the Fund. Upon a taxable sale or other taxable disposition of contributed securities, the Fund would recognize taxable gain equal to the difference between the amount realized and the Fund's tax basis in the securities disposed of. The tax basis of securities contributed to the Fund is the same as the contributing Shareholder's tax basis in such securities increased by any gain recognized by the Shareholder on the contribution.
Section 704(c) of the Internal Revenue Code specifies rules for the allocation of taxable gain or loss subsequently realized with respect to appreciated or depreciated property contributed to a partnership. In general, such rules require that the portion of the gain (or loss) equal to the built-in gain (or loss) must be allocated solely to the partner who contributed the property with the built-in gain (or loss). In addition, gain or loss on partnership assets occurring after contribution must be allocated so as to take into account the varying interests of the partners during the period of appreciation or depreciation.

         As a result, it would be beneficial to both the Shareholders and the Fund to provide the contemplated liquidity via a method that would allow for the in-kind distribution of portfolio securities in satisfaction of a redemption request. Because in-kind distributions are not currently permissible in the interval fund context, the Board of Trustees has determined that the conversion to an open-end investment company is the best currently available means of providing that liquidity.






-----------------
1     Following formation of the Fund, the holding period referenced in this section was changed to seven years for property contributed to a partnership after June 8, 1997.

         After the conversion, Fund assets will decrease and/or certain non-interest Fund expenses may increase (see "Changes in Fund Operations as a Result of Conversion to an Open-End Investment Company - (c) Expenses; Potential Net Redemptions" below). At the meeting held on August 1, 2001, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund (the "Independent Trustees"), determined that conversion of the Fund to an open-end investment company is in the best interests of the Fund and its Shareholders at this time. Shareholders are now being asked to approve the conversion of the Fund to an open-end investment company.

Changes in Fund Operations as a Result of Conversion to an Open-End Investment Company

         The Fund is currently registered as a closed-end investment company under the Investment Company Act. Closed-end investment companies do not redeem their outstanding shares. The Fund's Common Shares are not listed or traded on any exchange and, as stated in the PPM, the Fund does not intend to issue any additional Common Shares to the public prior to its termination not later than October 2006. As a result, there is presently no method for Shareholders to redeem their investment in the Fund.

         In contrast, open-end investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the company and receive portfolio securities or cash, at the option of the Fund, in an amount equal to the net asset value of the shares. Following each redemption, the capital accounts of all Shareholders will be adjusted to reflect the resulting capital account balances of each Shareholder. Open-end investment companies also typically continuously issue new shares of stock to investors based on the net asset value of such shares next computed after receipt of a valid purchase order. However, as stated above and in the Fund's PPM, the Fund will not issue any new Common Shares to the public prior to its termination not later than October 2006.

         The Fund intends that, if the Fund were to be converted to an open-end investment company, it would conduct share redemptions as described in the PPM sent to all investors. The PPM, at page 40, provided as follows:

                  "If converted to an open-end investment company, the Fund would provide liquidity to Shareholders by offering daily redemptions of Shares at net asset value. Redemption requests would be met by distributing to a Shareholder readily marketable portfolio securities, cash or a combination thereof, as determined by the Investment Adviser in its sole discretion. Redemptions would usually be met principally by distributing securities. The Investment Adviser would use the selection of securities distributed to meet redemptions as a portfolio management tool. The Investment Adviser may endeavor to provide redeeming Shareholders who made such a request with a diversified selection of securities, but would not be obligated to do so. To the extent that a Shareholder owns 5% or more of the outstanding Shares, the Fund may be required to obtain an exemptive order under the Investment Company Act before satisfying a redemption request from such Shareholder through the distribution of selected securities. There can be no assurance that the Fund will be able to obtain such an order, in which case such redemptions may be made through a pro rata distribution of the Fund's portfolio securities or through cash payments." (emphasis added)

         Some of the other legal and practical differences between the Fund's present operation as a closed-end investment company and its likely operation as an open-end investment company are as follows:

                 (a) Disposition of Common Shares. Shareholders of the Fund currently have no method of redeeming their investment. If the Fund were to be converted into an open-end investment company, Shareholders desiring to realize the value of their Common Shares would be able to do so by exercising their right to have such Common Shares redeemed by the Fund at the then current net asset value of the Common Shares or at such net asset value. Net asset value is calculated as described below.

                 (b) Determination of Net Asset Value. The net asset value of the Fund presently is determined as of fifteen minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time), on the last business day in each week. SEC regulations under the Investment Company Act generally require open-end investment companies to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by shareholders or purchased by investors. The Fund's net asset value per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding Common Shares of the Fund.

                 (c) Expenses; Potential Net Redemptions. The Fund's expenses may increase upon conversion to an open-end investment company, either as a result of the cost of additional services typically available to an open-end company or because of higher operating costs. For example, the Fund will be required to pay a fee estimated to be up to $2,500 to Deloitte & Touche LLP for accounting services in connection with the reallocation of capital accounts on each day on which a redemption occurs. To the extent multiple redemptions occur on the same day, as opposed to each occurring on separate days, the Fund's total charges for those accounting services will be lower than they would otherwise have been. Thus, if the Fund were to deregister under the Investment Company Act and conduct periodic rather than daily redemptions as described under "Potential Deregistration under the Investment Company Act" below, it is likely that the Fund's total cost for these accounting services would be reduced.

                 In addition, conversion to open-end status could result in immediate, substantial redemptions and, consequently, a marked reduction in the size of the Fund. As a result of that decrease in size, the Fund could experience an increase in its expense ratio, i.e., the Fund's ratio of operating costs to average net assets. All other things being equal, if the Fund's asset base were to decrease, producing an increase in the expense ratio, the Fund may experience a lower return than would otherwise be produced. For the fiscal year ended December 31, 2000, the Fund's total non-interest expenses aggregated .91% of its average net assets on an annualized basis. For the period from January 1, 2001 to June 30, 2001, total non-interest expenses aggregated _____% (unaudited) of the Fund's average net assets on an annualized basis.

                 Significant net redemptions could also cause the Fund to become too small to be considered economically viable. In that event, the Board of Trustees would consider alternatives to continuing the Fund's operations, including but not limited to liquidation of the Fund. While the Fund has no plans to pursue such alternatives at this time, the Fund's current Second Amended and Restated Declaration of Trust provides, among other dissolution events, that the Fund may be dissolved at any time upon the election of the Trustees to terminate the Fund if the value of the Fund's assets is reduced to below $50,000,000, unless applicable law with respect to such termination, at the time it is to be made, requires a vote of the Trustees and the Shareholders.

                 (d) Portfolio Management. As a closed-end investment company, the Fund does not face the prospect of redemptions which might cause it to distribute portfolio securities at disadvantageous times. It is expected, however, that since the Fund's portfolio, other than redemptions and limited sales of portfolio holdings to meet expenses that must be paid in cash, will remain relatively fixed, there will be no significant changes in the Fund's investment policies or procedures as a result of converting the Fund to an open-end investment company.

                 (e) Illiquid Securities. An open-end investment company is subject to the Investment Company Act requirement that no more than 15% of its net assets may be invested in securities that are not readily marketable. If the Fund is converted to an open-end investment company it will be required to meet the 15% limitation.

                 (f) Senior Securities and Borrowings. The Investment Company Act prohibits open-end investment companies from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), except that such companies may borrow from banks where there is an asset coverage of at least 300% for all borrowings. Similarly, open-end investment companies may not issue preferred stock. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness if an asset coverage of 300% is met. Closed-end companies may incur such indebtedness with respect to any type of lender; they are not limited to bank borrowings. In addition, closed-end investment companies may issue preferred stock where there is an asset coverage of at least 200% and certain other requirements are met. This ability to issue senior securities may give closed-end companies more flexibility than open-end companies in "leveraging" their shareholders' investments. The Fund generally intends to remain unleveraged after conversion to open-end status, although the Fund may maintain certain borrowings in accordance with the requirements of the Investment Company Act from time to time following the conversion.

Changing the Fund's SubClassification to an Open-End Investment Company

         If the proposed conversion to open-end status is approved, the Board will take such other actions as are necessary to effect the conversion. For example, the Fund will file the Amended and Restated Declaration of Trust with the Secretary of State of the State of Delaware. Conversion is not, however, conditioned upon prior or simultaneous receipt of any regulatory approvals.

         Although management will use all practicable measures to reduce costs, certain costs will be incurred, many of which will be nonrecurring, in connection with the change from a closed-end to an open-end investment company, including costs associated with the seeking of necessary government clearances and required legal and accounting fees. Management anticipates that substantially all of these costs will be incurred by the Fund prior to the effective date of the conversion.

         In the opinion of Sidley Austin Brown & Wood LLP, counsel to the Fund, neither the Fund nor its Shareholders will realize any gain or loss for tax purposes as a result of the Fund's conversion. Such opinion is based upon the view that the conversion does not, for federal income tax purposes, involve the exchange or disposition of a Shareholder's holdings in the Fund. However, the Shareholders will recognize a gain or loss if they later redeem their Common Shares for portfolio securities and sell those portfolio securities to the extent that the sale proceeds are greater or less than the respective adjusted tax bases of their Common Shares.

Anticipated Redemption Procedures

         If Shareholders approve the proposal to convert to an open-end fund, Shareholders will be advised in writing of the effective date on which the conversion will take place and the procedures to be followed to effect a redemption of Common Shares. It is anticipated that, following the effective date of the Fund's conversion to an open-end investment company, Shareholders wishing to redeem Common Shares would do so via a redemption election form to be provided to Shareholders by mail prior to open-ending

(the "Redemption Form"). The Redemption Form should be signed by the redeeming Shareholder and guaranteed by a bank, trust company or broker-dealer and returned to a person to be designated. The Fund cannot be responsible for effecting any redemption for which receipt is not confirmed. While the Fund remains registered as an investment company, although Redemption Forms need not be received and confirmed until 4:00 P.M. on a business day in order to receive that day's net asset value per share, Shareholders are strongly encouraged to submit and confirm receipt of their Redemption Form no later than 1:00 P.M. in order to facilitate selection of securities for redemption. Earlier receipt of the Redemption Form will allow a more rapid distribution of securities in satisfaction of the redemption request.

         Payment for any such redemption will be made within seven days after receipt of a proper request for redemption. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or
(d) exist.

         These anticipated procedures will be superceded by the actual redemption procedures to be distributed in the future. The actual redemption procedures will be subject to change from time to time.

Potential Deregistration under the Investment Company Act

         Following conversion to an open-end investment company, if redemptions cause the number of Shareholders to fall below the 100 beneficial owner level requiring registration under the Investment Company Act, it is contemplated that the Fund would seek to deregister under such Act. Deregistration would allow the Fund to conduct redemptions on other than a daily basis and it is currently contemplated that upon such deregistration, the Fund would conduct redemptions on a monthly or other periodic basis, but no less frequently than annually. Primarily as a result of the accounting costs discussed above, it is expected that periodic redemptions as opposed to daily redemptions could result in significant cost savings for the Fund. Other than the frequency of occurrence and requirements for receipt of redemption requests, redemptions in the deregistered fund context are generally expected to be conducted in much the same manner as contemplated in the open-end investment company context. Deregistration would also give the Fund increased flexibility with respect to redemptions by five percent or greater Shareholders, who will become more commonplace as the Fund's assets are reduced as a result of other redemptions. Deregistration would further allow the Fund to eliminate certain protections of the Investment Company Act, including affiliated transaction limitations and other provisions. Although deregistration would permit the Fund to eliminate individual Trustee oversight, the Board of Trustees has not approved such a change, no Shareholder approval for such action is being requested at this time, and any future proposal in that regard would require a separate vote of Shareholders. Upon deregistration, the Fund may be required to appoint a trustee located in Delaware, the cost of which is expected to be minimal.

Approval of the Fund's Amended and Restated Declaration of Trust

         It is intended that if the proposed conversion to open-end status is approved, the Fund will be organized as set forth in the Fund's Amended and Restated Declaration of Trust in the form approved by the Board of Trustees at their meeting on August 1, 2001 and presently being submitted for Shareholder approval. The Amended and Restated Declaration of Trust provides that the Fund's outstanding Common Shares will be redeemable at the option of the Shareholders. The Amended and Restated Declaration of Trust also provides for the deregistration of the Fund upon the vote of the Trustees in the event the Fund becomes eligible for an exemption from the definition of an investment company under the Investment Company Act. A copy of the Amended and Restated Declaration of Trust, which reflects the amendments contemplated by this Item 1, is attached hereto as Exhibit A.

Information Concerning MLIM

         MLIM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. MLIM and its affiliates had approximately $___ billion in investment company and other portfolio assets under management, including assets of certain affiliates of MLIM, as of July 2001.

                            ADDITIONAL INFORMATION

         The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the Shareholders of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

         In order to obtain the necessary quorum at the Meeting (i.e., a majority of the Common Shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

         All Common Shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the Common Shares will be voted "FOR" the conversion of the Fund to an open-end investment company, including the related adoption of the Fund's Amended and Restated Declaration of Trust.

         The proposal to convert the Fund to an open-end investment company may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of a majority of the outstanding Common Shares entitled to be voted on the matter, voting in person or by proxy.

Address of Investment Adviser

         The principal office of MLIM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

         The Fund will furnish, without charge, a copy of its annual report for its last fiscal year and a copy of its most recent semi-annual report to any Shareholder upon request. Such requests should be directed to Somerset Exchange Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention:
Lisa Rizzo or to 1-800-MER-FUND.

Shareholder Proposals

         The Fund does not intend to hold subsequent Shareholder meetings, unless required by special circumstances.

                                         By Order of the Board of Trustees







                                         ROBERT E. PUTNEY, III
                                         Secretary



Dated: August __, 2001

                                                                 Exhibit A
                                                                 ---------


Please note that this Form of Third Amended and Restated Declaration of Trust of Somerset Exchange Fund has been marked to show the proposed changes to its Second Amended and Restated Declaration of Trust, dated July 8, 1996. Deletions appear as text surrounded by brackets and additions appear as double underlined text.



                            SOMERSET EXCHANGE FUND

           [Second] Third Amended and Restated Declaration of Trust
                    =====

         THIS THIRD AMENDED AND RESTATED DECLARATION OF TRUST, made this
              =====
[8th]____ day of [July, 1996]_____________, 2001, by the Trustees hereunder
     ====                    =============
(hereinafter with any additional and successor trustees referred to as the "Trustees") and by the holders of shares of beneficial interest [to be issued hereunder] as hereinafter provided.

                             W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Somerset Exchange Fund has heretofore been formed as a
         ===============================================================
business trust under the law of the State of Delaware for the investment and
============================================================================
reinvestment of its assets, by the execution of a Declaration of Trust, dated
=============================================================================
February 6, 1996;
================

         WHEREAS, the Trustees [have agreed to manage all property coming into their hands as trustees of a Delaware business trust in accordance with the provisions hereinafter set forth.], Robert E. Putney, III, as resigning
                                  =====================================
trustee, and the Shareholders of the Trust have previously entered into an
==========================================================================
Amended and Restated Declaration of Trust, dated June 5, 1996;
==============================================================

         [NOW, THEREFORE, ]WHEREAS, the Trustees and the Shareholders have
                           ===============================================
previously entered into a Second Amended and Restated Declaration of Trust,
===========================================================================
dated July 8, 1996 (the "Second Amended Declaration"); and
==========================================================

         WHEREAS, the parties hereto desire to amend and restate the Second
         ==================================================================
Amended Declaration in all respects.
====================================

         NOW, THEREFORE, the parties hereto agree to amend and restate the
         =================================================================
Second Amended Declaration as provided herein, and the Trustees hereby declare
==================================================
that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holder from time to time of Shares, whether or not certificated, in this Trust as hereinafter set forth. Upon the execution and
                                                      ======================
delivery of counterpart signature pages hereto by the parties hereto, the
=========================================================================
Second Amended Declaration will be automatically amended and restated in its
============================================================================
entirety to read as provided herein.
====================================

                                   ARTICLE I

                             Name and Definitions

         Section 1.  Name.  This Trust shall be known as SOMERSET EXCHANGE FUND.

         Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

         (a) The term "Adviser Trustee" shall mean Merrill Lynch [Asset Management] Investment Managers, L.P., a Delaware limited partnership, the
            ===================
business address of which is

800 Scudders Mill Road, Plainsboro, New Jersey 08543, and/or any Person which becomes a successor Adviser Trustee of the Trust as provided herein, in such Person's capacity as Adviser Trustee of the Trust;

         (b) The term "Commission" shall have the meaning provided in the 1940 Act.

         (c) The "Trust" refers to the Delaware business trust established by this Agreement and Declaration of Trust, as amended from time to time;

         (d) "Shareholder" means a record owner of Shares of the Trust, each such person constituting a beneficial owner within the meaning of the Delaware Act;

         (e) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, and includes a fraction of a Share as well as a whole Share;

         (f) The "1940 Act" refers to the Investment Company Act of 1940, and the Rules and Regulations thereunder, all as amended from time to time;

         (g) The term "Person" shall mean an individual or any corporation, partnership, joint venture, trust or other enterprise;

         (h) "Declaration of Trust" shall mean this Agreement and Declaration of Trust as amended or restated from time to time;

         (i) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time;

         (j) The term "Delaware Act" shall mean the Delaware Business Trust Act, 12 Del. C.ss. 3801, et seq.;

         (k) The term "Bankruptcy" shall mean, with respect to an Adviser Trustee, any of the following:

                     (i) filing a voluntary petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Code (as now or in the future amended) or an admission seeking the relief therein provided;

                    (ii) making a general assignment for the benefit of creditors;

                   (iii) consenting to the appointment of a receiver for all or a substantial part of such Adviser Trustee's property;

                    (iv) in the case of the filing of an involuntary petition of bankruptcy, an entry of an order for relief;

                     (v) the entry of a court order appointing a receiver or trustee for all or a substantial part of such Adviser Trustee's property without its consent; or

                    (vi) the assumption of custody or sequestration by a court of competent jurisdiction of all or substantially all of such Adviser Trustee's property;

         (l) "Capital Account" shall mean the capital account of each Shareholder established and maintained in accordance with Article III, Section 3 of this Declaration of Trust;

         (m) "Capital Contribution" shall mean, with respect to any Shareholder, the total amount of money and the fair value of any property (other then money) actually contributed to the Trust by such Shareholder;

         (n) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder;

         (o) "Valuation Date" shall mean the close of business on each date as may be determined by the Trustees for all purposes of this Declaration of Trust;
     =
         (p) "Fiscal Period" shall mean the period that starts on the Closing Date, and thereafter each period which starts on the day immediately following the last day of the preceding Fiscal Period, and which ends on the first to occur of the following dates:

                           1. any Valuation Date;

                           2. any date as of which any withdrawal or
                  distribution of capital is made by or to any Shareholder or as of which this Declaration of Trust provides for any amount to be debited against the Capital Account of any Shareholder, other than by reason of a withdrawal or distribution by or to, or an allocation to the Capital Accounts of, all Shareholders that does not result in any change of any Shareholder's pro rata share of the total number of Shares outstanding; or

                           3. the date that immediately precedes any date as
                  of which a Capital Contribution is accepted by the Trust from any new or existing Shareholder or as of which this Declaration of Trust provides for any amount to be credited to the Capital Account of any Shareholder, other than by reason of an allocation to the Capital Accounts of all Shareholders that does not result in any change of any Shareholder's pro rata share of the total number of Shares outstanding;

         (q) "Fiscal Year" shall mean the fiscal year of the Trust as established from time to time by the Trustees, at the direction of the Adviser Trustee; provided that such fiscal year shall be a year that is a permissible tax year under Section 706(b) of the Code;

         (r) "Independent Trustees" shall mean [Jack B. Sunderland] M. Colyer
                                                                    =========
Crum, Laurie Simon Hodrick, Stephen B. Swensrud [and], J. Thomas Touchton and
==========================                           =                    ===
Fred G. Weiss, and/or any other individual who becomes a successor or
=============
additional Individual Trustee of the Trust and is not [any] an "interested
                                                            =
person" of the Trust as such term is defined in the 1940 Act as provided herein, in such individual's capacity as an Independent Trustee of the Trust;

         (s) "Individual Trustees" shall mean Terry K. Glenn, [Jack B. Sunderland] M. Colyer Crum, Laurie Simon Hodrick, Stephen B. Swensrud [and],
            ====================================                           =
J. Thomas Touchton[,] and
                      ====

Fred G. Weiss and/or any other individual who becomes a successor or additional
=============
Individual Trustee of the Trust as provided herein, in such individual's capacity as an Individual Trustee of the Trust;

         (t) "Net Assets" shall mean the total value of all assets of the Trust (including net unrealized appreciation or depreciation of such assets and accrued interest, dividends and other income receivable) less an amount equal to all accrued debts, liabilities and obligations of the Trust (including any reserves for contingencies), calculated in the manner authorized by the Trustees;

         (u) "Net Loss" shall mean the excess (if any) of the Net Assets on the first day of a Fiscal Period over the Net Assets on the last day of the same Fiscal Period;

         (v) "Net Profit" shall mean the excess (if any) of the Net Assets on the last day of a Fiscal Period over the Net Assets on the first day of the same Fiscal Period;

         (w) "Offering" shall mean the offering of the Trust's shares in an offering exempt from registration under the Securities Act of 1933 through Merrill Lynch, Pierce, Fenner & Smith Incorporated or other placement agent approved by the Individual Trustees; and

         (x) The term "Service" shall mean the Internal Revenue Service.

         Section 3. Registered Office; Registered Agent. The address of the registered office of the Trust in the State of Delaware is c/o RL&F Service Corp., One Rodney Square, 10th Floor, Tenth and King Streets, Wilmington, New Castle County, Delaware 19801. The registered agent for service of process on the Trust in the State of Delaware at such address is RL&F Service Corp.

         Section 4. Designation of Trustees. Merrill Lynch [Asset Management] Investment Managers, L.P., Terry K. Glenn, [Jack B. Sunderland] M. Colyer Crum,
===================                                             ===============
Laurie Simon Hodrick, Stephen B. Swensrud [and], J. Thomas Touchton and Fred G.
====================                           =                    ===========
Weiss are hereby designated and appointed as [trustee] trustees of the Trust
=====                                                  ========
and such Persons accept such designation.

                                  ARTICLE II

                               Purposes of Trust

         This Trust is formed for the following purpose or purposes:

         (a) to conduct, operate and carry on the business of an investment company;

         (b) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, lend, write options on, exchange, distribute or otherwise dispose of and deal in and with securities and other assets of every nature, kind, character, type and form, including, without limitation of the generality of the foregoing, all types of stocks, shares, futures contracts, bonds, debentures, notes, bills and other negotiable or non-negotiable instruments, obligations, evidences of interest, certificates of interest, certificates of participation, certificates, interests, evidences of ownership, guarantees, warrants, options or evidences of indebtedness issued or created by or guaranteed as to principal and interest by any state or local government or any agency or instrumentality thereof, by the United States government or any agency, instrumentality, territory, district or possession thereof, by any foreign government or any agency, instrumentality, territory, district or possession thereof, by any corporation organized under the laws of any state, the United States or any territory or possession thereof or under the laws of any foreign country, bank certificates of deposit, bank time deposits, bankers' acceptances and commercial paper; to pay for the same in cash or by the issue of stock, including treasury stock, bonds or notes of the Trust or otherwise; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any said instruments;

         (c) to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust;

         (d) to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in, Shares including Shares in fractional denominations, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or other assets of the Trust, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the State of Delaware;

         (e) to conduct its business, promote its purposes, and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all States of the United States of America, in the District of Columbia, and in any other parts of the world; and

         (f) to do all and everything necessary, suitable, convenient, or proper for the conduct, promotion, and attainment of any of the businesses and purposes herein specified or which at any time may be incidental thereto or may appear conducive to or expedient for the accomplishment of any of such businesses and purposes and which might be engaged in or carried on by a Trust organized under the Delaware Act, and to have and exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware business trust.

         The foregoing provisions of this Article II shall be construed both as purposes and powers and each as an independent purpose and power.

                                  ARTICLE III

                              Beneficial Interest

         Section 1. Shares of Beneficial Interest. i) The beneficial interest in the Trust at all times shall be divided into Shares, with or without par value as the Trustees may from time to time determine, each of which shall, except as provided in the following sentence, represent an equal proportionate interest in the Trust with each other Share, none having priority or preference over another. The number of Shares authorized shall be unlimited, and the Shares so authorized may be represented in part by fractional shares. From time to time, the Trustees may divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust.

         (a) As of the last day of each Fiscal Period, the Net Profit or Net Loss of the Trust for such Fiscal Period shall be allocated to and among the Shareholders in proportion to the number of Shares held by each such Shareholder and the amount so allocated to each such Shareholder shall be credited or debited (as the case may be) to the respective Shareholder's Capital Account in accordance with Section 3 of this Article III.

         (b) As of the last day of each Fiscal Year, items of income, deduction, gain, loss or credit that are recognized for income tax purposes shall be allocated among the Shareholders in such manner as to reflect equitably amounts credited to or debited against each Shareholder's Capital Account, whether in such Fiscal Year or in prior Fiscal Years. To this end, the Trustees shall establish and maintain records that shall show the extent to which the Capital Account of each Shareholder shall, as of the last day of each Fiscal Year, be comprised of amounts which have not been reflected in the taxable income of such Shareholder. To the extent deemed by the Adviser Trustee to be feasible and equitable, taxable income and gains in each Fiscal Year shall be allocated among the Shareholders who have enjoyed the related credits, and items of deduction, loss and credit in each Fiscal Year shall be allocated among the Shareholders who have born the burden of the related debits. The Trust may make such allocations and adopt such conventions as may be necessary or appropriate to comply with the current Treasury Regulations and any future Treasury Regulations or IRS administrative interpretations. To the extent permissible under the Code, the Trust may implement the remedial allocation method in accordance with Section 704(c) of the Code. Taxable gain or loss realized from the sale of Trust assets which were contributed in kind by a Shareholder (other than gain which was recognized by such contributing Shareholder upon such contribution pursuant to Section 721(b) of the Code), and other items of income, gain, loss or deduction that are recognized for tax purposes that are required to be specially allocated under Section 704(c) of the Code and the regulations promulgated thereunder, shall be allocated to the contributing Shareholder to the extent required thereunder. Allocations pursuant to this subsection (c) shall be solely for income tax purposes and shall not affect, or in any way be taken into account in computing, any Shareholder's Capital Account or Share of Net Profit or Net Loss, other items or distributions pursuant to any provision of this Declaration of Trust.

         Section 2. Issuance of Shares in the Offering. The Trustees are authorized to issue or authorize the issuance of Shares at not less than the par value thereof, if any, and to fix the price or the minimum price or the consideration (in cash and/or such other property, real or personal, tangible or intangible, including the securities of other entities, as from time to time they may determine) or minimum consideration for such Shares in the Offering.

         Shares may be issued in fractional denominations to the same extent as whole Shares, and Shares in fractional denominations shall be Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Trust.

         The value of securities of other entities contributed to the Fund in the Offering for purposes of the issuance of Shares will be the fair market value of such securities as of the close of business on the day before the closing of the Offering. The fair market value of securities that are restricted as to disposition by the Securities Act of 1933 will, for purposes of the issuance of Shares, be the fair market value of freely tradeable securities of the same class in the principal market in which such securities are normally traded, without regard to such restrictions. The fair market value of freely tradeable securities contributed to the Fund in the Offering will be the fair market value of such securities in the principal market in which such securities are normally traded.

         Section 3.  Capital Accounts.

         (a) A Capital Account shall be established and maintained for each Shareholder. Subject to such other adjustments as may be required under the Code and the regulations promulgated thereunder, the Capital Account of each Shareholder shall consist of (i) the sum of (a) such Shareholder's Capital Contributions, (b) such Shareholder's distributive share of Trust Net Profit (and items thereof) allocated to such Shareholder pursuant to Section 1(b) of this Article III, and (c) the amount of any Trust liabilities that are assumed by such Shareholder or that are secured by any Trust assets distributed to such Shareholder, minus (ii) the sum of (a) the amount of cash and the fair market value of any Trust assets distributed to such Shareholder pursuant to any provision of this Declaration of Trust, (b) such Shareholder's distributive share of Trust Net Loss (and items thereof) allocated to such Shareholder pursuant to Section 1(b) of this Article III, and (c) the amount of any liabilities of such Shareholder that are assumed by the Trust or that are secured by any property contributed by such Shareholder to the Trust. Immediately after the closing of the Offering, each Shareholder's Capital Account shall be reduced by the selling commissions paid by the [Fund] Trust
                                                                       =====
with respect to such Shareholder's Capital Contributions to the Trust. For purpose of this Agreement, such commissions shall be treated as specially allocated items of Trust expense.

         (b) Except where this Declaration of Trust otherwise requires, a substitute Shareholder (to the extent such a substitute is permitted to be a Shareholder under this Declaration of Trust) shall be deemed to have received the Capital Account and to have made the Capital Contributions to the Trust that were made by the Shareholder whom such substitute Shareholder succeeds, and to have received from the Trust the distributions and allocations received from the Trust by such former Shareholder.

         Section 4. Non-Transferability. A Shareholder may not transfer, sell or exchange Shares of the Trust[,] without the consent of the Adviser Trustee, which consent may be withheld in its sole discretion for any reason or for no reason. In addition, no transfer of Shares may be made unless, in the opinion of counsel for the Trust, such transfer would not result in a termination of the Trust for purposes of Section 708 of the Code. In no event shall all or any part of a Shareholder's Shares be assigned to a minor or an incompetent, unless in trust for the benefit of such person. No transfer of Shares may be made if the net asset value of the Shares to be transferred is less than $20,000. In addition, Shares may be sold, transferred, assigned or otherwise disposed of by a Shareholder only if, in the opinion of counsel, such transfer or assignment would not violate federal securities laws or state securities or "blue sky" laws (including investor suitability standards). Provided, however, that a Shareholder who is a natural person may transfer his or her beneficial interest in the Shares to a spouse, child, parent or other close relative or to any non-profit organization which qualifies under Section 501(c)(3) of the Internal Revenue Code or to a trust of which such a person or entity is the beneficiary and that such beneficial interest in the Shares may be transferred by operation of law to the estate of a deceased Shareholder; provided that, in the absence of the foregoing consent, such transferee or estate will be entitled only to the transferor Shareholder's economic interest in the profits, losses and capital of the [Fund] Trust but
                                                                   =====
will not be entitled to the corresponding voting rights of such Shareholder.

         The Trustees may impose additional restrictions on transfers or redemptions (if redemptions are otherwise permitted at such time) of Shares in order to ensure that the Trust will not be classified as a publicly traded partnership subject to tax as a corporation.

         Section 5. Ownership of Shares. The ownership of Shares will be recorded in the books of the Trust or a transfer agent. The record books of the Trust or any transfer agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each holder. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time.

         Section 6. Additional Issuances of Shares. The Trust will not issue additional Shares subsequent to the Offering except to the extent the Adviser Trustee is required to acquire additional Shares in connection with the treatment of the Trust as a partnership for federal income tax purposes. Any such Shares issued to the Adviser Trustee shall be acquired by the Adviser Trustee for consideration in cash at a price not less than the net asset value thereof.

         Section 7. No Preemptive Rights; Derivative Suits. Shareholders shall have no preemptive or other right to subscribe for any additional Shares or other securities issued by the Trust. No action may be brought by a Shareholder on behalf of the Trust unless Shareholders owning not less than 10 percent of the then outstanding Shares join in the bringing of such action.

         Section 8. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustee, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders, partners, irrespective of the fact that the Trust is intended to be classified as a partnership for federal income tax purposes. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind any Shareholder or Trustee personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder at any time personally may agree to pay by way of subscription for any Shares or otherwise.

         Section 9. Mandatory Redemption of Shares. Prior to the conversion of the Trust into an open-end fund (or an interval fund), in the event the Trust has actual knowledge that a contributed security held by the Trust (a "Contributed Security") is the subject of a tender offer or other extraordinary event (an "Extraordinary Event") that will result in the recognition of precontribution gain by the Shareholder that contributed such security (the "Contributing Shareholder"), the Trust, subject to limitations under the 1940 Act, will redeem Shares, at their current net asset value, from the Contributing Shareholder in exchange for such Contributed Security. The number of Shares to be redeemed will depend upon the current net asset value of the Shares at the time of redemption and the current value of the Contributed Security. The aggregate value of Shares to be redeemed will equal the lesser of (i) the then current fair value of the Contributed Security and
(ii) the net assets value of the Shares held by the Contributing Shareholder, except that the Trust will redeem all of the Shares of a deceased Shareholder if the Trust has actual knowledge of the death of the Shareholder and the securities contributed by such Shareholder are the subject of an Extraordinary Event.

         In the event the Trust does not have actual knowledge of an Extraordinary Event sufficiently in advance of the consummation of such Event as to comply with the provisions of the 1940 Act, the Trust will not redeem Shares of the Contributing Shareholder. The Trust will provide the Securities and Exchange Commission with notice at least 30 days prior to the date of redemption in accordance with the 1940 Act. To the extent an Extraordinary Event occurs, the Trust will not make any special distributions in respect of any federal or state income tax liability incurred by the Contributing Shareholder as a result of the transaction in respect of precontribution gain with respect to such security regardless of whether the Trust makes any redemption, in whole or in part, under this Section 9.

         Redemptions of Contributed Securities under the circumstance described above will be effected at current net asset value.

         The Trust will not redeem shares in the event of an Extraordinary Event to the extent (i) the Trust has pledged the Contributed Securities as collateral for its borrowings and the Trust is not able to obtain the release of such securities from the lender holding the Contributed Security as collateral or (ii) the Trust is not able to dispose of Contributed Securities without violating the terms of such borrowings or obtain a waiver of such terms from the lender.

         Section 10. Redemption by Shareholders. c)Each Shareholder of the
         =================================================================
Trust shall have the right at such times as may be permitted by the Trust to
============================================================================
require the Trust to redeem all or any part of his or her Shares of the Trust
=============================================================================
at a redemption price equal to the net asset value per Share of the Trust next
==============================================================================
determined in accordance with Section 12 hereof after the Shares are properly
=============================================================================
tendered for redemption, subject to any contingent deferred sales charge or
============================================================================
redemption charge in effect at the time of redemption. Subject to the policies
==============================================================================
adopted by the Individual Trustees and the requirements of the 1940 Act, if
===========================================================================
applicable, payment of the redemption price may be in cash or wholly or partly
==============================================================================
in securities or other assets belonging to the Trust at the value of such
=========================================================================
securities or assets used in such determination of net asset value. Selection
=============================================================================
of any securities to be distributed in payment of the redemption price shall
============================================================================
be made by the Adviser Trustee in accordance with policies adopted by the
=========================================================================
Trustees.
=========

         (a) Notwithstanding the foregoing, the Trust may postpone payment of
         === ================================================================
the redemption price and may suspend the right of the Shareholders of the
=========================================================================
Trust to require the Trust to redeem Shares of the Trust during any period or
=============================================================================
at any time when and to the extent permissible under the 1940 Act, if
=====================================================================
applicable.
===========

         Section 11. Redemption by Trust. Each Share of the Trust is subject
         ===================================================================
to redemption by the Trust at the redemption price which would be applicable
============================================================================
if such Share was then being redeemed by the Shareholder pursuant to Section
============================================================================
10 hereof at any time, if the Trustees determine in their sole discretion and
=============================================================================
by majority vote that (i) failure to so redeem may have materially adverse
===========================================================================
consequences to the Trust, or to the Shareholders of the Trust, (ii) such
=========================================================================
Shareholder owns fewer Shares than, or Shares having an aggregate net asset
===========================================================================
value of less than, an amount determined from time to time by the Trustees, or
==============================================================================
(iii) the value of a Shareholder's Capital Account falls below $5,000. Upon
===========================================================================
such redemption the Shareholders so redeemed shall have no further right with
=============================================================================
respect thereto other than to receive payment of such redemption price.
=======================================================================

         Section 12. Net Asset Value. The net asset value per Share shall be
         ===================================================================
the quotient obtained by dividing the value of the Net Assets by the total
==========================================================================
number of Shares outstanding, all determined in accordance with the methods
===========================================================================
and procedures, including without limitation those with respect to rounding,
===========================================================================
established by the Trustees from time to time.
==============================================

                                  ARTICLE IV

                                   Trustees

         Section 1. Election. Subject to the provisions of the 1940 Act, if
                                                                         ==
applicable, a Trustee may be elected either by the Trustees or the
===========
Shareholders. The Trustees named herein shall serve until the first meeting of the Shareholders or until the election and qualification of their successors. Prior to the first meeting of Shareholders the initial Trustees hereunder may elect additional Trustees to serve until such meeting and until their successors are elected and qualified. The Trustees [also] at any time may elect Trustees to fill vacancies in the number of Trustees. The number of Trustees shall be fixed from time to time by the Trustees and, at or after the commencement of the business of the Trust, shall be not less than three. Each Trustee, whether named above or hereafter becoming a Trustee, shall serve as a Trustee during the lifetime of this Trust, until such Trustee dies, resigns, retires, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and the election and qualification of his or her successor. Subject to Section 16(a) of the 1940 Act, if
                                                                   ==
applicable, the Trustees may elect their own successors and, pursuant to this
===========
Section, may appoint Trustees to fill vacancies.

         Section 2. Powers. d)Subject to the terms hereof, including but not limited to subsections (b) and (c) of this Section, the Trustees shall have all powers necessary or desirable to carry out the purposes of the Trust, including, without limitation, the powers referred to in Article II hereof.

         Without limiting the generality of the foregoing and subject to the terms hereof, including, but not limited to, the powers of the Adviser Trustee and the Individual Trustees set forth in this Section, the Trustees shall have full power and authority:

                     (i) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

                     (ii) To hold any security or property in a form not indicating any trust whether in bearer, unregistered or other negotiable form or in the name of the Trust or a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

                     (iii) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

                     (iv) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

                     (v) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

                     (vi) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

                     (vii) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Individual Trustees, officers, employees, agents (including placement agents), investment advisers or Adviser Trustees, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Individual Trustee, officer, employee, agent (including placement agents), investment adviser or Adviser Trustee, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

                    (viii) To change the registered office or registered agent in the State of Delaware;

                     (ix) Subject to Article X, Section 9 hereof, to reorganize the Trust; and

                      (x) To sell all or substantially all of the assets of the Trust.

         Further, without limiting the generality of the foregoing, the Trustees shall have full power and authority to incur and pay out of the principal or income of the Trust such expenses and liabilities as may be deemed by the Trustees to be necessary or proper for the purposes of the Trust.

         Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles by or pursuant to the authority granted by the Trustees, as to the amount of the assets, debts, obligations or liabilities of the Trust or its Shareholders; the amount of any reserves or charges set up and the propriety thereof; the time of or purpose for creating such reserves or charges; the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged); the price or closing bid or asked price of any investment owned or held by the Trust; the market value of any investment or fair value of any other asset of the Trust; the number of Shares outstanding; the estimated expense to the Trust in connection with purchases of its Shares; the ability to liquidate investments in an orderly fashion; and the extent to which it is practicable to deliver a selection of securities held by the Trust in payment for any such Shares, or as to any other matters relating to the issue, sale, purchase and/or other acquisition or disposition of investments or Shares of the Trust, shall be final and conclusive, and shall be binding upon the Trust and its Shareholders, past, present and future, and Shares are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

         Any Trustee or any organization with which any Trustee may be associated also may act as broker for the Trust in making purchases and sales of securities for or to the Trust for its investment portfolio, and may charge and receive from the Trust the usual and customary commission for such service. Any organization with which a Trustee may be associated in acting as broker for the Trust shall be responsible only for the proper execution of transactions in accordance with the instructions of the Trust and shall be subject to no further liability of any sort whatever.

         (b) (i) Subject to the provisions of the 1940 Act, if applicable, the
                                                            ==============
Adviser Trustee shall have the exclusive power and authority from time to time to do the following:

                  (i) subject to the supervision of the Individual Trustees, to manage and control the portfolio investments of the Trust, including, but not limited to, the power to make all decisions regarding the Trust's investment portfolio and, among other things, to find, evaluate, structure, monitor and liquidate, upon dissolution or otherwise, such investments and in connection therewith to enter into, execute, amend, supplement, acknowledge and deliver any and all contracts, agreements or other instruments, including, but not limited to, contracts with one or more banks, trust companies or other investment advisers, including the Trustees, for the performance of such functions, including the investment and reinvestment of all or part of the Trust's assets and execution of portfolio transactions; and

                  (ii) in accordance with Section 4 of Article III, to determine, in its sole discretion, whether to permit transfers of Shares.

         The grant of exclusive power and authority to the Adviser Trustee under this Section in no way limits the rights, powers or authority of the Trustees as otherwise provided under the Delaware Act or as otherwise provided by law.

                  (1) Subject to the requirements of the 1940 Act, if
                                                                   ==
applicable, the Individual Trustees, in the name and on behalf of the Trust,
==========
are authorized to enter into an investment advisory agreement with the Adviser Trustee for the management of the portfolio of the Trust.

                  (2) [The] To the extent required by applicable law, rules or
                            ==================================================
regulations, the Adviser Trustee will maintain an interest in each item of
================
income, gain, loss, deduction or credit of the Trust through its ownership of Shares equal to one percent of the total outstanding Shares or, if total contributions to the Trust exceed $50,000,000, an interest equal to one percent less the product of one percent times $50,000,000 divided by the total contributions to the Trust, but in no event less than 0.2 percent.

                  (3) If an Adviser Trustee is removed or resigns as provided herein, such Adviser Trustee will transfer its interest in the Trust at a price per Share equal to the then current net asset value of the Trust to any other Adviser Trustee (a "Successor Adviser Trustee") appointed by the Trustees or the Shareholders. A Successor Adviser Trustee will acquire its requisite interest in the Trust from an Adviser Trustee whose appointment has been revoked.

         Unless otherwise permitted by the 1940 Act, if applicable, an Adviser
                                                     ==============
Trustee may not withdraw as an Adviser Trustee or reduce its interest in the Trust without giving at least one year's prior written notice to the Trust, if such withdrawal or reduction is likely to cause the Trust to lose its classification as a partnership for federal income tax purposes, provided, however, that the foregoing shall not apply if the Trust terminates its advisory agreement with the Adviser Trustee.

         The Adviser Trustee, or any affiliate thereof, also may act as a placement agent with respect to the sale of Shares by separate contract or may be a person controlled by or affiliated with any Trustee or any such agent or a person in which any Trustee or any such agent is interested financially, subject only to applicable provisions of law. Nothing herein contained shall operate to prevent any Adviser Trustee, who also acts as such an agent, from also receiving compensation for services rendered as such agent.

         (c) Subject to the terms of subsections (a) and (b) hereof, the Individual Trustees shall have the exclusive power and authority from time to time to do the following:

                  (1) adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that they do not reserve that right to the Shareholders and such By-Laws are deemed to be incorporated and included in this Declaration of Trust;

                  (2) fill vacancies in their number, including vacancies resulting from increases in their own number, and may elect and remove such officers and employ, appoint and terminate such employees or agents as they consider appropriate;

                  (3) appoint from their own number and terminate any one or more committees;

                  (4) employ one or more custodians, administrators, transfer agents, Shareholder servicing agents, agents for the distribution of Shares, and set record dates;

                  (5) delegate such authority as they consider desirable including[,] the determination of the Trust's net income, total assets and per Share net asset value to any officer of the Trust, committee of the Trustees, or any employee or agent; and

                  (6) execute such deeds, agreements or other instruments in the name of the Trust as they may deem appropriate from time to time.

         In addition, if applicable, the Individual Trustees shall perform all
                      ==============
duties imposed on the directors of registered investment companies by the 1940 Act, and the Adviser Trustee will not be entitled to vote on any matters in respect of such duties.

         Section 3. Meetings. At any meeting of the Individual Trustees, not less than three of the Individual Trustees then in office shall constitute a quorum. If the number of Trustees then in office shall be less than three, then all of the Trustees shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held at a later date set prior to such adjournment without the necessity of further notice.

         When a quorum is present at any meeting, a majority of the Trustees present may take any action, except when a larger vote is required by this Declaration of Trust, the By-laws or the 1940 Act, if applicable.
                                                 ===============

         Any action required or permitted to be taken at any meeting of the Trustees or of any committee thereof may be taken without a meeting, if a written consent to such action is signed by all of the Trustees or members of any such committee then in office, as the case may be, and such written consent is filed with the minutes of proceedings of the Trustees or any such committee.

         The Individual Trustees or any committee designated by the Individual Trustees may participate in a meeting of the Trustees or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

         Section 4. Ownership of Assets of the Trust. Title to all of the assets of the Shares of the Trust at all times shall be vested in the Trust as a separate legal entity under the Delaware Act.

         Section 5. Removal and Resignation of Trustees. The Trustees or the Shareholders by vote of 66-2/3% of the outstanding Shares entitled to vote thereon may remove at any time any Individual Trustee with or without cause, and any Trustee may resign at any time as Trustee, except, with respect to the Adviser Trustee, as provided in Section 2 of this Article IV, without penalty by written notice to the Trust; provided that twenty days' advance written notice shall be given in the event that there are only three or fewer Individual Trustees at the time a notice of resignation is submitted. An Adviser Trustee may be removed by a majority vote of the Individual Trustees or by the vote of a majority in interest of the Shareholders.

                                   ARTICLE V

                   Shareholders' Voting Powers and Meetings

         Section 1. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, of this Declaration of Trust; provided, however, that no meeting of Shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders and Shareholders shall have no power to elect any Delaware
             ==========================================================
Trustee (as defined below) as provided in Article X, Section 10 of this
=======================================================================
Declaration of Trust, (ii) for the removal of Trustees as provided in Article
====================
IV, Section 5, (iii) with respect to any amendment of this Declaration of Trust as provided in Article X, Section 8, (iv) with respect to the termination of the Trust as provided in Article X, Section 4, and (v) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote (except that in the election of Trustees said vote may be cast for as many persons as there are Trustees to be elected), and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them, unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

         Section 2. Meetings. Meetings of the Shareholders may be called by the Trustees or such other person or persons as may be specified in the By-Laws and shall be called by the Trustees upon the written request of Shareholders owning at least 10% of the outstanding Shares entitled to vote. Shareholders shall be entitled to at least ten days' prior notice of any meeting.

         Section 3. Quorum and Required Vote. Fifty percent (50%) of the outstanding Shares shall be a quorum for the transaction of business at a Shareholders' meeting. Any lesser number, however, shall be sufficient for adjournment, and adjournments with respect to any particular matter to be considered at a meeting with respect to which there are insufficient votes may be made from time to time; and any adjourned session or sessions may be held within 120 days after the date set for the original meeting without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws of the Trust and subject to any applicable requirements of law, a majority of the Shares voted shall decide any question.

         Section 4. Action by Written Consent. Any action required or permitted to be taken at any meeting may be taken without a meeting if a consent in writing, setting forth such action, is signed by a majority of Shareholders entitled to vote on the subject matter thereof (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust) and such consent is filed with the records of the Trust.

         Section 5. Additional Provisions. The By-Laws may include provisions for Shareholders' votes and meetings and related matters.

                                  ARTICLE VI

                        Distributions [and Redemptions]

         Section 1. Distributions. The Individual Trustees shall distribute periodically to the Shareholders the net investment income of the Trust, determined by the Trustees or as they may authorize and as herein provided. Distributions of income may be made in one or more payments, which shall be in cash or otherwise, and on a date or dates and as of a record date or dates determined by the Trustees. At any time and from time to time in their discretion, the Individual Trustees also may cause to be distributed to the Shareholders as of a record date or dates determined by the Individual Trustees, in Shares, cash or otherwise, all or part of any gains realized on the sale or disposition of the assets of the Trust or all or part of any other principal of the Trust. Each distribution pursuant to this Section 1 shall be made ratably according to the number of Shares held by the several Shareholders on the record date for such distribution. No distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Individual Trustees may determine.

         Section 2. Determination of Net Income. In determining the net investment income of the Trust for any period, there shall be deducted from income for that period (a) such portion of all charges, taxes, expenses and liabilities due or accrued as the Individual Trustees shall consider properly chargeable and fairly applicable to income for that period or any earlier period and (b) whatever reasonable reserves the Individual Trustees shall consider advisable for possible future charges, taxes, expenses and liabilities which the Individual Trustees shall consider properly chargeable and fairly applicable to income for that period or any earlier period. The net investment income for any period may be adjusted for amounts included on account of net income in the net asset value of Shares issued or redeemed or repurchased during that period. In determining the net investment income for a period ending on a date other than the end of the Trust's Fiscal Year, income may be estimated as the Individual Trustees shall deem fair. Gains on the sale or disposition of assets shall not be treated as income, and losses shall not be charged against income unless appropriate under applicable accounting principles, except in the exercise of the discretionary powers of the Individual Trustees. Any amount contributed to the Trust which is received as income pursuant to a decree of any court of competent jurisdiction shall be applied as required by said decree.

 [Section 3. Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees. In addition, if the value of a Shareholder's Capital Account falls below $5,000, the Trustees may, in their sole discretion, repurchase such Shareholder's Shares at the net asset value thereof.

                                 ]ARTICLE VII

                   Compensation and Limitation of Liability of Individual Trustees, Adviser Trustee,
                        Officers, Employees and Agents

         Section 1. Compensation. Each Trustee not affiliated with the Trust's investment adviser, administrator or consultant shall be entitled to reasonable compensation from the Trust and the Individual Trustees may fix the amount of their compensation. An Adviser Trustee shall be entitled to such compensation as may be set forth in any contract between the Trust and the Adviser Trustee referred to in Section 2 of Article IV.

         Section 2. Limitation of Liability. A Trustee or an Adviser Trustee or an officer, agent or employee of the Trust (each, a "Covered Person," and collectively, the "Covered Persons"), when acting in their respective capacities for the Trust, shall not be personally liable to any person other than the Trust or a Shareholder for any act, omission or obligation of the Trust, the Trustee, Adviser Trustee or Covered Person. Notwithstanding anything in this Declaration of Trust to the contrary, the Trustees or an Adviser Trustee shall not be responsible or liable to the Trust or a Shareholder in any event for any neglect or wrongdoing of any Covered Person, nor shall any Trustee, Adviser Trustee or Covered Person be responsible or liable to the Trust or a Shareholder for the act, omission or obligation of any Trustee, Adviser Trustee or Covered Person; provided, that, nothing herein contained shall protect any Trustee, Adviser Trustee or Covered Person against any liability to the Trust or a Shareholder to which he or it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her or its office.

         In addition, the Trustees shall not be liable to the Trust or any Shareholder by reason of (i) any tax liabilities incurred by the Shareholders as a result of their contribution of securities to the [Fund] Trust in
                                                              =====
exchange for Shares, (ii) any failure to withhold income tax under federal or state tax laws with respect to income allocated to the Shareholders or (iii) any change in the federal or state tax laws or regulations or in the interpretations thereof as they apply to the [Fund] Trust or the Shareholders,
                                                    =====
whether such change or interpretation occurs through legislative, judicial or administrative action.

         Every note, bond, contract, instrument, certificate, share, or undertaking and every other act or thing whatsoever executed or done by the Trustees, an Adviser Trustee, a Covered Person or any of them on behalf of the Trust, in connection with the Trust's business, shall be deemed conclusively to have been executed or done only in their or his or her capacity as Trustees, an Adviser Trustee or Covered Person, and such Trustees, Adviser Trustee or Covered Person shall not be personally liable thereon to any Person.

         To the extent that, at law or in equity, an Adviser Trustee, Trustee or Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Shareholders, an Adviser Trustee, Trustee or Covered Person acting in connection with the Trust's business or affairs, shall not be liable to the Trust or to any Shareholder for their, his or its good faith reliance on the provisions of this Declaration of Trust. The provisions of this Declaration of Trust, to the extent that they restrict the duties and liabilities of an Adviser Trustee, Trustee or Covered Person otherwise existing at law or in equity, are agreed by the Shareholders to replace such other duties and liabilities of such Adviser Trustee, Trustee or Covered Person.

                                 ARTICLE VIII

                                Indemnification

         Section 1. Indemnification of Trustees, Officers, Employees and Agents. Each person who is or was a Trustee (including an Adviser Trustee), officer, employee or agent of the Trust or who serves or has served at the Trust's request as a director, officer or trustee of another person in which the Trust has or had any interest as a shareholder, creditor or otherwise shall be entitled to indemnification out of the assets of the Trust to the extent provided in, and subject to the provisions of, the By-Laws, provided that no indemnification shall be granted by the Trust in contravention of applicable law. The By-Laws may provide for advancing expenses to any party covered by the indemnification set forth therein as they are incurred with respect to the defending of any claim, suit, action or proceeding where an undertaking by or on behalf of such party is received requiring such party to repay amounts advanced if it is ultimately determined that such party is not entitled to indemnification thereunder. In addition, the By-Laws may permit the Trustees to purchase insurance for parties indicated in the By-Laws in respect of any liability asserted against all or any of them in any of the above-referenced capacities or arising out of their status as such.

         Section 2. Merged Person. For the purposes of this Article VIII, references to "the Trust" include any constituent person (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, trustees, officers, employees or agents as well as the resulting or surviving person; so that any person who is or was a director, trustee, officer, employee or agent of such a constituent person or is or was serving at the request of such a constituent person as a trustee, director, officer, employee or agent of another person shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving person as he would have with respect to such a constituent person if its separate existence had continued.

         Section 3. Shareholders. Each Shareholder shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Notwithstanding this limitation on a

Shareholder's liability, in case any Shareholder or former Shareholder shall be held to be liable by reason of his or her being of having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust to be indemnified against all losses and expenses arising from such liability. Upon request, the Trust shall cause its counsel to assume the defense of any claim which, if successful, would result in an obligation of the Trust to indemnify the Shareholder as aforesaid.

                                  ARTICLE IX

                 Partnership Classification for Tax Purposes;
                      Appointment of Tax Matters Partner

         Section 1.  Partnership Classification; Federal Tax Elections.

         (a) Partnership Classification. The Trust is intended to be classified as a partnership for federal income tax purposes and in accordance with the tax laws of the State of Delaware and other jurisdictions in a manner consistent with such intention. A Shareholder shall not take any action that is inconsistent with the preceding sentence. The Trust will not elect to be treated as a regulated investment company or a real estate investment trust under the Code.

         (b) Federal Tax Elections. The Trust, in the sole discretion of the Trustee, may make or revoke elections for federal tax purposes as follows:

                     (i) In the case of a distribution of property within the meaning of Section 734 of the Code, the Trust, in the absolute discretion of the Trustees, may elect pursuant to Section 754 of the Code (or corresponding provisions of future law) and pursuant to similar provisions of applicable state or local income tax laws, to adjust the basis of the remaining assets of the Trust; and

                     (ii) All other elections required or permitted to be made by the Trust under the Code shall be made by the Trustees in such manner as will, in the opinion of the Trustees, be in the best interest of the Trust. (In reaching such opinion the Trustees shall not be required to poll or survey the Shareholders.) The Trust shall, to the extent permitted by applicable law and regulations, elect to treat as an expense for federal income tax purposes all amounts incurred by it for state and local taxes, interest and other charges that may, in accordance with applicable law and regulations, be considered as expenses.

         Section 2.  Tax Matters Partners.

         (a) The Trustees shall from time to time (but at least as frequently as required by law) designate a Tax Matters Partner pursuant to Section 6231 of the Code. Only a Shareholder may be designated as the Tax Matters Partner. The Adviser Trustee is hereby designated as the initial Tax Matters Partner, and it shall serve in that capacity unless and until a new Tax Matters partner is designated by the Trustees. The Tax Matters Partner shall have the following duties:

                     (i) to the extent and in the manner required by applicable law and regulations, to furnish the name, address, profits interest and taxpayer identification number of each Shareholder, and such other information as may be required by such law or regulations, to the Secretary of the Treasury or his or her delegate (the "Secretary"); and

                     (ii) to the extent and in the manner required by applicable law and regulations, to keep each Shareholder informed of administrative and judicial proceedings for the adjustment at the Trust level of an item required to be taken into account by a Shareholder for federal income tax purposes (such administrative and judicial proceedings referred to hereinafter as "judicial review").

         (b) The Trust shall indemnify and reimburse the Tax Matters Partner for any and all expenses, including, without limitation, legal and accounting fees, claims, liabilities, losses and damages incurred in connection with any judicial or administrative review with respect to the tax liability of the Shareholders. The payment of all such expenses shall be made before any distributions are made. Neither the Adviser Trustee (nor any affiliate of the Adviser Trustee) nor the Individual Trustees shall have any obligation to provide funds for such purpose. The taking of any action and the incurring of any expense by the Tax Matters Partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole discretion of the Tax Matters Partner.

         (c) The Tax Matters Partner is hereby authorized, but not required:

                     (i) to enter into any settlement agreement with the Service with respect to any tax audit or judicial review, in which agreement the Tax Matters Partner may expressly state that such agreement shall bind the Adviser Trustee, the Trustee and the Shareholders, except that such settlement agreement shall not bind any person or entity who is entitled to file and who (within the time prescribe pursuant to the Code and regulations thereunder) files a statement with the Service stating that the Tax Matters Partner shall not have the authority to enter into a settlement agreement on behalf of such person or entity;

                     (ii) in the event that a notice of a final administrative adjustment at the Trust level of any item required to be taken into account by the Adviser Trustee, the Individual Trustees or a Shareholder for tax purposes (a "final adjustment") is mailed to the Tax Matters Partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court, the District Court of the United States for the district in which the Trust's principal place of business is located or the United States Claims Court;

                   (iii) to intervene in any action brought by or on behalf of the Trustees or a Shareholder for judicial review of a final adjustment;

                    (iv) to file a request for an administrative adjustment with the Service at any time and, if any part of such request is not allowed by the Service, to file a petition for judicial review with respect to such request;

                    (v) to enter into an agreement with the Service to extend the period for assessing any tax which is attributable to any Trust item required to be taken into account by the Adviser Trustee, the Individual Trustees or a Shareholder for tax purposes, or an item affected by any such item; and

                   (vi) to take any other action on behalf of the Adviser Trustee, the Individual Trustees or a Shareholder in connection with any administrative or judicial tax proceeding to the extent permitted by applicable law or regulations.

                                   ARTICLE X

                           Other General Provisions

         Section 1. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder under the circumstances then prevailing, shall be binding upon everyone interested. Subject to Article VII, Section 2 hereof, a Trustee shall be liable for his, her or its own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, as the case may be, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of
Section 2 of Article VII shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

         Section 2. Liability of Third Persons Dealing with Trustees or an Adviser Trustee. No person dealing with the Trustees or an Adviser Trustee shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or an Adviser Trustee pursuant hereto or to see to the application of any payments made or property transferred to the Trust or upon its order.

         Section 3. Individual Trustees, Adviser Trustees, Officers, etc. Not Personally Liable. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and none of the Individual Trustees, an Adviser Trustee or any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

         Section 4. Dissolution and Termination of Trust. (a) Unless dissolved as provided herein, the Trust shall continue until October 2, 2006, unless the term of the Trust is extended by the Trustees or by the vote or consent of the lesser of (i) the holders of 67% or more of the Shares present at a meeting, if the holders of more than 50% of the Shares are present or represented at such meeting, and (ii) the holders of more than 50% of the Shares (hereinafter, a "Majority Vote of Shares").

         (b) The Trust may be dissolved at any time upon: (i) the election by the Trustees to terminate the Trust if the value of the Trust's assets is reduced to below $50,000,000, unless applicable law with respect to such termination, at the time it is to be made, requires a vote of the

Trustees and the Shareholders; (ii) the disposition by the Trust of all or substantially all of its assets; (iii) a vote by a Majority Vote of Shares to terminate the Trust; (iv) an election by the Trustees to terminate the Trust at any time if there is a change of law, regulation or interpretation of law or regulation or event, and as a result of such occurrence or event, in the opinion of the Trustees, there is or would be a material adverse effect on the Trust's ability to operate in accordance with its investment objective, unless applicable law with respect to such termination, at the time it is to be made, requires a vote of Trustees and Shareholders; (v) the determination by the Trustees that such termination is in the best interest of Shareholders due to concerns over the continued treatment of the Trust as a partnership for federal income tax purposes, unless applicable law with respect to such termination, at the time it is to be made, requires a vote of Trustees and Shareholders; or (vi) the occurrence of any other act that causes a dissolution of the Trust under the Delaware Act and the remaining Trustees (or, if none remain, the Shareholders) do not elect to continue the operations of the Trust.

         Upon dissolution of the Trust, after paying or making reasonable provision for the payment of all charges, taxes, expenses and liabilities, whether due or accrued or anticipated [a] as may be determined by the
                                          ==
Trustees, the Trust shall reduce, in accordance with such procedures as the Trustees consider appropriate, the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the Shareholders ratably according to the number of Shares held by the several Shareholders on the date of termination.

         Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with Section 3810 of the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

         Section 5. Termination Upon Bankruptcy or Expulsion of the Adviser Trustee. Upon the bankruptcy or expulsion of the Adviser Trustee, the Trust shall be dissolved effective 120 days after the event. However, the Shareholders of the Trust may, by a majority in interest at any meeting of such Shareholders or by an instrument in writing without a meeting executed by a majority of the Trustees and consented to by a majority in interest by such Shareholders, agree to continue the business of the Trust even if there has been such an event.

         Section 6. Filing of Copies, References, Headings. The initial Trustees shall file a Certificate of Trust of the Trust with the Secretary of State of the State of Delaware in accordance with Section 3810 of the Delaware Act. The original or a copy of this instrument and of each amendment hereto and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments or supplemental Declaration of Trust have been made and as to matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendment or supplemental Declaration of Trust. In this instrument or in any such amendment or supplemental Declaration of Trust, references to this instrument, and all expressions like "herein," "hereof," and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such amendment or supplemental Declaration of Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

         Section 7. Applicable Law. This Declaration of Trust shall be governed by and construed in accordance with the laws of the State of Delaware. The trust created hereby shall be a business trust created under, and subject to the provisions of, the Delaware Act and may exercise all powers which are ordinarily exercised by such a trust under the Delaware Act; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration of Trust (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware pertaining to trusts which are inconsistent with the rights, duties, powers, limitations or liabilities of the Trustees set forth or referenced in this Declaration of Trust.

         Section 8. Amendments. Except as specifically provided herein, the Trustees may, without Shareholder vote, amend or otherwise supplement this Declaration of Trust by an instrument in writing signed by a majority of the Trustees; provided, however, the Shareholders shall have the right to vote (a) on any amendment which would affect their right to vote granted in Section 1 of Article V hereof, (b) on any amendment to this Section, (c) on any amendment as may be required by the 1940 Act, if applicable, and (d) on any amendment submitted to them by the [Trustee] Trustees. The Trustees may,
                                             ============================
without Shareholder vote, amend this Declaration of Trust or enter into any
===========================================================================
agreement to provide for the addition and protection of any Delaware Trustee
============================================================================
elected pursuant to Article X, Section 10 of this Declaration of Trust.
======================================================================

         Section 9. Reorganization. Notwithstanding anything else herein, the Trustees, in order to change the form of organization of the Trust, may, without Shareholder approval (unless otherwise required by applicable law),
(a) cause the Trust to merge or consolidate with or into one or more trusts, partnerships, associations or corporations [so long as the surviving or resulting entity is an investment company under the 1940 Act, or is a series thereof], or (b) cause the Trust to incorporate under the laws of the State of Delaware. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of the Trustees and facsimile signatures conveyed by electronic or telecommunications means shall be valid.

         Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything else herein, an agreement of merger or consolidation approved by the Trustees in accordance with this Section may effect any amendment to this Declaration of Trust or effect the adoption of a new declaration of trust of the Trust if it is the surviving or resulting trust in the merger or consolidation.

         Section 10. Deregistration under the 1940 Act. Notwithstanding
                     ==================================================
anything else herein, in the event that the Trust qualifies for an exclusion
============================================================================
from the definition of "investment company" under section 3(c)(1) or section
============================================================================
3(c)(7) of the 1940 Act, the Trustees may, without Shareholder approval
=======================================================================
(unless otherwise required by applicable law), cause the Trust to deregister
============================================================================
under the 1940 Act and to continue as an unregistered pooled investment
========================================================================
vehicle until its termination. Upon any such deregistration, the Trustees
=========================================================================
shall, without Shareholder approval, appoint a trustee (the "Delaware
=====================================================================
Trustee") to serve in
======================
accordance with the requirements of Section 3807 of the Delaware Act, if
=========================================================================
applicable, and file with the Secretary of State of the State of Delaware
=========================================================================
any documents required to be filed under the Delaware Act and enter into any
============================================================================
agreement required in connection with the appointment of the Delaware Trustee.
==============================================================================


         Section 11. Severability. The invalidity or unenforceability of any
         ===========
particular provision of this Declaration of Trust shall not affect the other provisions hereof, and this Declaration of Trust shall be construed in all respects as if such invalid or unenforceable provision was omitted.

         Section [11.] 12. Integration. This Declaration of Trust, together
                       ===
with the By-Laws, constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

         IN WITNESS WHEREOF, the undersigned Trustees have hereunto set their hands for themselves and their assigns as of the day and year first above written.

                                  ADVISER TRUSTEE

                                  MERRILL LYNCH [ASSET MANAGEMENT,]
                                  INVESTMENT MANAGERS, L.P.
                                  ===================

                                  By: Princeton Services, Inc.
                                      General Partner

                                  By:
                                     ----------------------------------------
                                     Terry K. Glenn
                                     Executive Vice President


                                  INDIVIDUAL TRUSTEES


                                  -------------------------------------------
                                  Terry K. Glenn


                                  -------------------------------------------
                                  M. Colyer Crum
                                  ==============


                                  -------------------------------------------
                                  Laurie Simon Hodrick [Jack B. Sunderland]
                                  ====================


                                  -------------------------------------------
                                  Stephen B. Swensrud


                                  -------------------------------------------
                                  J. Thomas Touchton


                                  -------------------------------------------
                                  Fred G. Weiss
                                  =============

                             SOMERSET EXCHANGE FUND
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                     PROXY

           This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Robert
E. Putney, III, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of beneficial interest of Somerset Exchange Fund (the "Fund") held of record by the undersigned on August 15, 2001 at the Special Meeting of Shareholders to be held on October 2, 2001 or any adjournment thereof.

          This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the Proposal.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting, of any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

     (Continued and to be signed on the reverse side)

Please mark boxes / / or /X/ in blue or black ink.

To consider and act on a proposal to convert the Fund from a closed-end investment company to an open-end investment company, which proposal includes the following:

          (a) Changing the Fund's subclassification from a closed-end investment company to an open-end investment company; and

          (b) Approving the Fund's Amended and Restated Declaration of Trust to, among other things, reflect the Fund's status as an open-end investment company.

                   FOR / /      AGAINST / /      ABSTAIN / /

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                    Please sign exactly as name appears hereon.
                                    When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated:


                                    X______________________________________
                                          Signature


                                    X______________________________________
                                          Signature, if held jointly


   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.